PEOPLES-SIDNEY FINANCIAL CORPORATION
                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with then Quarterly Report of Peoples-Sidney Financial Corporation (the "Corporation") on Form 10-QSB for the period ended December 31, 2005 as furnished with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, Douglas Stewart, the President and Chief Executive Officer of the Corporation, and, I, Debra A. Geuy, the Chief Financial Officer and Treasurer of the Corporation, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)   the  Report  fully   complies   with  the  requirements  of  section
            13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)   the  information  contained   in  the  Report  fairly  presents,  in
            all material respects, the financial condition and results of operations of the Corporation.


                       /s/ Douglas Stewart
                       -----------------------------------
                       Douglas Stewart, President and Chief Executive Officer

                       Date:  February 14, 2006



                       /s/ Debra A. Geuy
                       -----------------------------------
                       Debra A. Geuy, Chief Financial Officer and Treasurer

                       Date:  February 14, 2006

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